EXHIBIT 99.1

CONSOLIDATED FINANCIAL STATEMENTS

MADISON RESEARCH CORPORATION

DECEMBER 31, 2005

MADISON RESEARCH CORPORATION

DECEMBER 31, 2005

Board of Directors

Madison Research Corporation

Huntsville, Alabama

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheet of Madison Research Corporation and Subsidiary, as of December 31, 2005, and the related statements of income, stockholders’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Research Corporation and Subsidiary as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Crabtree, Rowe & Berger, P.C.

Huntsville, Alabama
March 08, 2006

BALANCE SHEET

Madison Research Corporation and Subsidiary

Huntsville, Alabama

2005
Assets

Current assets:
Cash (Note 2)	$6,637,851
Accounts receivable - trade (Note 3)	11,176,271
Marketable securities (Note 10)	401,369
Deferred tax asset (Note 1)	290,908
Income taxes receivable	33,209
Other receivables	4,579
Prepaid insurance	4,410
Prepaid expenses	277,534
Total current assets	18,826,131

Property and equipment, net of accumulated depreciation and amortization (Notes 1 and 4)	293,874
Other assets:
Deposits	6,869
Total assets	$19,126,874

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$2,708,812
Notes payable (Notes 5 and 6)	—
Short-term portion of long-term debt (Note 6)	—
Income taxes payable	—
Deferred income taxes payable, current portion (Note 1)	120,478
Accrued expenses:
Salaries and bonuses	834,812
Vacation	651,303
Retirement plan (Note 1)	92,149
Taxes, other than income	302,868
Total current liabilities	4,710,422
Deferred income taxes payable (Note 1)	46,769
Total liabilities	4,757,191
Commitments and contingencies (Note 7)	—
Stockholders’ equity:
Common stock - $0.01 par value, 2,000,000 shares authorized, 853,093 shares issued and outstanding (Note 11)	8,531
Treasury stock	(45,180)
Additional paid-in capital	385,701
Retained earnings	14,008,752
Unrealized gain (loss) on marketable securities, net of tax (Note 10)	11,879
Total stockholders’ equity	14,369,683
Total liabilities and stockholders’ equity	$19,126,874

See Accompanying Notes to Financial Statements

STATEMENT OF INCOME

Madison Research Corporation and Subsidiary	For the year ended
Huntsville, Alabama	December 31, 2005

	2005
	Amount	% to Income
Contract income (Note 1)	$62,443,505	100.00%
Costs and expenses (Note 1)	58,191,473	93.19
Income from operations	4,252,032	6.81
Other income	170,370	0.27

	4,422,402	7.08
Other expenses	23,672	0.04
Income before provision for income taxes	4,398,730	7.04

Provision for income tax expense (Note 9)
Current	1,665,863	2.67
Deferred	(9,900)	(0.02)
Provision for income taxes	1,655,963	2.65

Net income	$2,742,767	4.39%

See Accompanying Notes to Financial Statements

STATEMENT OF STOCKHOLDERS EQUITY

Madison Research Corporation and Subsidiary	For the year ended
Huntsville, Alabama	December 31, 2005

					Accumulated
	Common Stock		Additional		Other	Treasury	Total
	Shares Outstanding	Par Value of Shares Issued	Paid-in Capital	Retained Earnings	Comprehensive Income	Stock at Cost	Stockholders’ Equity
Balance at December 31, 2004	853,093	$8,531	$385,701	$11,265,985	$(4,980)	$(45,180)	$11,610,057

Comprehensive income:
Net income for the year ended December 31, 2005	—	—	—	2,742,767	—	—	2,742,767
Unrealized holding gains on marketable securities	—	—	—	—	16,859	—	16,859
Total comprehensive income	—	—	—	2,742,767	16,859	—	2,759,626
Stock issuance	—	—	—	—	—	—	—
Treasury stock purchased	—	—	—	—	—	—	—
Treasury stock retired	—	—	—	—	—	—	—

Balance at December 31, 2005	853,093	$8,531	$385,701	$14,008,752	$11,879	$(45,180)	$14,369,683

See Accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS

Madison Research Corporation and Subsidiary	For the year ended
Huntsville, Alabama	December 31, 2005

2005
Cash Flows from Operating Activities

Net income	$2,742,767
Non-cash items included in net income:
Depreciation	104,608
(Gain) or loss on marketable securities	24,607
(Gain) or loss on asset disposal	—
Deferred income taxes payable	24,942
Deferred tax asset	(38,809)
Changes in:
Accounts receivable	17,243
Prepaid expenses	(80,129)
Income taxes receivable	(33,209)
Other receivables	3,416
Prepaid insurance	2,586
Deposits	9,267
Accounts payable	1,580,601
Accrued expenses	(1,124,096)
Income taxes payable	(218,604)

Net cash provided by operating activities	3,015,190

Cash Flows from Investing Activities

Purchase of marketable securities	(380,512)
Purchase of fixed assets	(132,490)
Proceeds from sale of marketable securities	366,376

Net cash used by investing activities	(146,626)

Cash Flows from Financing Activities

Proceeds from short-term borrowings, net of repayments	—
Proceeds from sale of common stock	—
Purchase of treasury stock	—

Net cash provided by financing activities	—

Net increase (decrease) in cash	2,868,564

Cash at beginning of year	3,769,287

Cash at end of year	$6,637,851

Supplementary disclosure of cash flow information:
Income taxes paid	$1,699,071
Interest paid	$82

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Madison Research Corporation and Subsidiary
Huntsville, Alabama	December 31, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies followed by the Company and the method of applying those policies which affect the determination of financial position and results of operations are summarized below:

Nature of Business

Madison Research Corporation (MRC), a minority-owned small business founded in 1986, is a full-service information technology and engineering services company. Mr. John L. Stallworth, President and CEO, directs MRC’s operations from the corporate headquarters in Huntsville, AL. The current staff of over 400 people is located in Huntsville, at six satellite offices throughout the South, and on-site at 29 government facilities nation-wide.  MRC applies its core competencies of software engineering, information systems, systems acquisition, and system sustainment to meet the diverse needs of a growing customer base of government agencies (DOD, NASA, DOE, and the State of Alabama) and private industry.

Contracts

Contract income under cost reimbursement contracts is recorded as costs are incurred and includes a proportional amount of the fee expected to be realized on each contract.  Costs incurred where the company operates in an agency capacity for the government are treated as expense reimbursements and only handling costs and fees are recorded as revenue.  Contract income under fixed-price contracts is recorded under the accrual billings method applicable to service contracts.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation.  Depreciation is provided at rates intended to distribute the cost of these assets over their estimated service lives of 5 to 7 years.

Retirement Plan

The Company has a 401(k) plan for the benefit of employees who meet certain eligibility requirements.  Eligible employees may defer up to 60% of compensation per year through salary reductions not to exceed the legal limits.  The Company matches 50% of employee salary deferrals up to 6% of eligible salary.  At the discretion of the Board of Directors, the Company may also contribute an amount at the end of each plan year to be considered as a profit sharing contribution.  The Company expects to continue the plan indefinitely; however, the rights to modify, amend, or terminate the plan have been reserved.

The Company’s contributions to the plan for the year ended December 31, 2005 were $585,726.

Comprehensive Income

The Company has adopted the provisions of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (FAS 130).  FAS 130 governs the financial statement presentation of changes in shareholders’ equity resulting from non-owner sources.  Accumulated other comprehensive income as reported in the accompanying balance sheets represent unrealized gains on available for sale securities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Income Taxes

Income taxes are provided for the tax effect of transactions reported in the financial statements and consist of taxes currently due and deferred taxes.  Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes.  The differences relate to:

2005
Deferred tax liability:
Accounts receivable - retainages (deferred until received for tax purposes)	$113,502
Unrealized gain on investment (deferred for tax purposes)	6,976
Depreciable assets (different depreciation methods and lives for tax purposes)	46,769

Total deferred tax liability	167,247
Less: current portion	(120,478)

Total long-term deferred tax liability	$46,769

Deferred tax asset - current:	$—
Unrealized loss on investment (deferred for tax purposes)	27,451
Capital loss carryforward (deferred for tax purposes)	3,458
Bonus and salary accruals (amounts due to owners deferred for tax purposes)	8,292
Vacation accruals (amounts due to owners deferred for tax purposes)	61,010
Rabbi Trust (deferred compensation for tax purposes)	190,697
Vacation accrual (amounts not taken within 2½ months deferred for tax purposes	$290,908

The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

NOTE 2 CONCENTRATION OF CREDIT RISK

The Company maintains its checking and money market accounts with a financial institution that insures cash balances of up to $100,000 through the Federal Deposit Insurance Corporation.  At December 31, 2005, the Company has $6,536,851 in uninsured cash balances.

NOTE 3 - ACCOUNTS RECEIVABLE – TRADE

Trade receivables from contracts (U.S. Government and commercial) at December 31, 2005 were as follows:

2005

Amounts billed	$10,876,915
Unbilled and contract retainages	299,356

Total accounts receivable - trade	$11,176,271

Management considers all receivables collectible and therefore, has not provided an allowance for doubtful accounts.

NOTE 4 - PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31, 2005 was as follows:

Description	2005

Furniture	$49,083
Equipment	331,688
Software systems	115,238
Assets in development	126,598
Leasehold improvements	109,046
731,653
Less: Accumulated depreciation	(437,779)

Net property and equipment	$293,874

Depreciation expense for the year ended December 31, 2005 was $104,608.

NOTE 5 - LINE OF CREDIT

The Company has a revolving operating line of credit agreement with a financial institution on which it may borrow up to $6,000,000.  There were no outstanding balances on this line of credit as of December 31, 2005.  The line carries interest at prime rate as of December 31, 2005.  The line matures on May 1, 2006 and is guaranteed by accounts receivable and the personal guarantee of a primary shareholder.

NOTE 6 - LONG-TERM DEBT

The Company had no outstanding long-term debt as of December 31, 2005.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Leases

On December 31, 2005, the Company was obligated under certain leases (which have not been capitalized) for office space, equipment and vehicles.  Rent expense was $421,526 for the year ended December 31, 2005.  The following amounts represent future payment commitments:

Years ending December 31,	Amount
2006	$376,437
2007	148,978
2008	69,600
2009	41,593
2010	—

Contracts

Payments to the Company on cost reimbursement contracts are provisional payments which are subject to adjustment upon annual audit by the Defense Contract Audit Agency.  The audit of costs for the year ended December 31, 2003, began in 2005.  The report was dated January 31, 2006.  The audits of costs for the years ended December 31, 2005 and 2004, have not been initiated.  It is management’s opinion that the results of these audits will not have any material effect on the Company’s financial position.

Deferred Compensation Plan

The Company has a deferred compensation plan for a key employee of the Company.  Contributions to the plan are at the discretion of the Board of Directors and paid into a trust held as an asset of the Company.  Compensation costs are estimated and accrued so that costs under the plan are recognized over the employee’s estimated remaining years of service.

NOTE 8 - TREASURY STOCK TRANSACTIONS

Treasury stock transactions in 2005 were as follows:

	Treasury Stock
	Outstanding Shares	Amount

Balance December 31, 2004	1,800	$45,180

Purchase of treasury stock	—	—

Balance December 31, 2005	1,800	$45,180

NOTE 9 - INCOME TAXES

The provision for income taxes consists of the following components at December 31, 2005:

2005

Computed provision for income taxes at federal statutory rates	$1,445,532
Increase (decrease) in taxes resulting from:
State income taxes, net of federal tax benefit	220,331

Current income taxes	1,665,863

Deferred income tax provision due to temporary differences (Note 1)	(9,900)

Provision for income tax expense	$1,655,963

NOTE 10 - MARKETABLE SECURITIES

Marketable securities that are considered available for sale are recorded at fair value.  The corresponding unrealized gain or loss in the fair market value in relation to cost is accounted for as a separate item in the shareholders’ equity section of the balance sheets.  Management believes that its investment in marketable securities should be classified as investments that are available for sale.

	Market Value	Cost	Realized Gain (Loss)	Unrealized Gain (Loss)

Mutual funds, stock and bonds	$401,369	$389,490	$(24,607)	$11,879

NOTE 11 - COMMON STOCK

The Company has a stock option plan which awards options to key employees based on past performance.  The options vest over four years and terminate if not exercised within ten years.  Under APB Opinion 25, no compensation cost has been recognized in income.  Cost to exercise is based on per share price determined by an independent valuation.  The following is a summary of stock options activity and the impact on net income under the fair value approach:

		Cost to Exercise
	Outstanding Options	Options Granted	Vested Options

Balance December 31, 2004	65,640	1,305,215	$241,832

Options cancelled	(6,800)	(103,762)

Options exercised	—	—

Options issued	42,500	1,002,150

Balance December 31, 2005	101,340	$2,203,603	$700,029

2005
Compensation cost, net of tax, that would have been recorded if the Company had elected to expense options as they became vested	$61,597

NOTE 12 - SUBSEQUENT EVENTS

On February 13, 2006, the Company issued options to purchase 31,800 shares as part of the above-mentioned stock option plan.  The cost to exercise these options is $799,770.  None of these options have vested.